EXHIBIT 10.2








                      REGULATION S STOCK PURCHASE AGREEMENT

                             Dated December 20, 2001

                                       For

                      BEECHPORT CAPITAL, INC. COMMON STOCK





















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TABLE OF CONTENTS
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                                                                        PAGE


ARTICLE I.  PURCHASE, SALE AND TERMS OF SHARES.............................2
   1.1.    The Shares......................................................2
   1.2.    Payment of Purchase Price; Closing..............................2
   1.3.    Covenants of Best Efforts.......................................3
   1.4.    Representations by the Purchaser................................3
   1.5     Termination.....................................................6


ARTICLE II.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
   2.1.    Organization and Standing of the Company........................7
   2.2.    Corporate Action................................................7
   2.3.    Governmental Approvals..........................................8
   2.4.    Litigation......................................................8
   2.5.    Compliance with Other Instruments...............................8
   2.6.    Title to Assets; Intellectual Property Rights...................8
   2.7.    Taxes  9
   2.8.    Disclosure......................................................9
   2.9.    Brokers or Finders.............................................10
   2.10.   Capitalization; Status of Capital Stock........................10
   2.11.   SEC Reports............................................        10
   2.12.   Books and Records..............................................10
   2.13   Refusal of Registration ........................................11
   2.14.  Registration Rights.............................................11

   ARTICLE III.  MISCELLANEOUS
   3.1.    No Waiver; Cumulative Remedies.................................11
   3.2.    Amendments; Waivers and Consents...............................11
   3.3.    Addresses for Notices..........................................11
   3.4.    Costs; Expenses and Taxes......................................12
   3.5.    Effectiveness; Binding Effect; Assignment......................12
   3.6.    Survival of Representations and Warranties.....................12
   3.7.    Prior Agreements...............................................12
   3.8.    Severability...................................................12
   3.9.    Governing Law;Venue............................................12
   3.10.   Headings.......................................................13
   3.11.   Counterparts...................................................13
   3.12.   Further Assurances.............................................13







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Regulation  S Stock  Purchase  Agreement,  dated as of April  14,  2002  between
BEECHPORT CAPITAL INC., a Colorado corporation having offices at 132 South Third Street, Oakdale, California 95361 USA (the "Company"), and Starz Investments Limited, a Belize International business company, the registered address of which is 60 Market Square, PO Box 364, Belize City, Belize (the "Purchaser").


ARTICLE  I.

PURCHASE, SALE AND TERMS OF SHARES

         1.1. THE SHARES. The Company agrees to issue and sell to the Purchaser in an offshore transaction negotiated outside the U.S. and to be consummated and closed outside the U.S. and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchaser agrees to purchase from the Company up to 5,000,000 shares (the "Shares") of the Company's Common Stock at a per share purchase price which shall be 35 % of the bid price of the Company's shares of Common Stock as quoted on the OTC Bulletin Board (the "OTCBB") (or on such other United States stock exchange or public trading market on which the shares of the Company trade if, at the time of purchase, they are not trading on the OTCBB) for the five (5) consecutive trading days immediately preceding the date (the "Call Date") the purchase order (the "Purchase Notice") is received by the Company (the "Purchase Price"), provided that the Purchase Price shall not be less than a minimum Purchase Price of no less than $.20 (the "Floor Price"), calculated as 35% of the 5-consequtive trading day average closing bid price.

         1.1.1. In the event that the 35% of the 5-day average calculation of the Purchase Price is less than the Floor Price, this contract will be suspended until this average reaches the Floor Price or higher.

         1.1.2. The company has the right to remove or alter its Floor Price at any time provided that the Company notifies the Purchaser in writing and sends the notice via registered post to the Purchaser's registered address, and announces the removal or amendment to the Floor Price at least 10 business days prior to the effective date of the new terms of business.

         1.1.3. The Purchaser has the right to continue or suspend the entire contract should the amended Floor Price not be considered beneficial to the continuation of the purchase of shares, provided that all obligations of the Company and the Purchaser are fulfilled as outlined in section 1.5 of this Agreement.

         1.2. PAYMENT OF PURCHASE PRICE; CLOSING. The transaction will be closed in London, and the Purchaser will pay the purchase price by wire transfer of immediately available funds within 5 business days upon receipt of the share certificate(s).

         1.3 COVENANT OF BEST EFFORTS. The Purchaser agrees to use its best efforts to purchase the shares between now and February 28th, 2002.


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         1.4 REPRESENTATIONS BY THE PURCHASER. The Purchaser makes the following representations and warranties to the Company:

                  (a) ACCESS TO INFORMATION. The Purchaser, in making the decision to purchase the Shares, has relied solely upon independent investigations made by it and/or its representatives, if any. The Purchaser and/or its representatives during the course of this transaction, and prior to the purchase of any Shares, has had the opportunity to ask questions of and receive answers from the management of the Company concerning the terms and conditions of the offering of the Shares and to receive any additional information, documents, records and books relative to its business, assets, financial condition, results of operations and liabilities (contingent or otherwise) of the Company.

                  (b) SOPHISTICATION AND KNOWLEDGE. The Purchaser and/or its representatives has such knowledge and experience in financial and business matters that it can represent itself and is capable of evaluating the merits and risks of the purchase of the Shares. The Purchaser is not relying on the Company with respect to the tax and other economic considerations of an investment in the Shares, and the Purchaser has relied on the advice of, or has consulted with, only the Purchaser's own advisor(s). The Purchaser represents that it has not been organized for the purpose of acquiring the Shares.

                  (c) LACK OF LIQUIDITY. The Purchaser acknowledges that the purchase of the Shares involves a high degree of risk and further acknowledges that it can bear the economic risk of the purchase of the Shares, including the total loss of its investment. The Purchaser has no present need for liquidity in connection with its purchase of the Shares.

                  (d) NO PUBLIC SOLICITATION. The Purchaser is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Purchaser in connection with investments in securities generally. Neither the company nor the Purchaser has engaged in any `Directed Selling Efforts in the U.S.' as defined in Regulation S promulgated by the SEC under U.S. securities laws.

                  (e) AUTHORITY. The Purchaser has full right and power to enter into and perform pursuant to this Agreement and make an investment in the Company, and this Agreement constitutes the Purchaser's valid and legally binding obligation, enforceable in accordance with its terms. The Purchaser is authorized and otherwise duly qualified to purchase and hold the Shares and to enter into this Agreement

                  (f) REGULATION S EXEMPTION. The Purchaser understands that the Shares are being offered and sold to it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Shares. In this regard, the Purchaser represents, warrants and agrees that:

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                           (i) The  Purchaser  is not a U.S.  Person (as defined
         below) and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company. A U.S. Person means any one of the following:

                                    (A)  Any U.S. Citizen

                                    (B) Any natural person residentin the United
                                        States of America;

                                    (C) any partnership or corporation organized
                                        or  incorporated  under the laws of the
                                        United States of America;

                                    (D) any  estate  of which  any  executor  or
                                        administrator is a U.S. person;

                                    (E) any trust of which any trustee is a U.S.
                                        person;

                                    (F) any agency or branch of a foreign entity
                                        located in the United States of America;

                                    (G) any non-discretionary account or similar
                                        account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

                                    (H) any  discretionary  account or   similar
                                        account (other than an estate or  trust)
                                        held  by a dealer or   other   fiduciary
                                        organized,   incorporated    or  (if  an
                                        individual)   resident  in   the  United
                                        States of America; and

                                    (I) any partnership or corporation if:

                                                   (1) organized or incorporated
                                            under   the   laws   of  an  foreign
                                            jurisdiction; and

                                                   (2) formed  by  a U.S. person
                                            principally   for  the   purpose  of
                                            investing    in    securities    not
                                            registered under the Securities Act,
                                            unless    it   is    organized    or
                                            incorporated,    and    owned,    by
                                            accredited  investors (as defined in
                                            Rule  501(a)  under  the  Securities
                                            Act)  who are not  natural  persons,
                                            estates or trusts.

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                           (ii)  At the  time  of  the  origination  of  contact
         concerning this Agreement and the date of the execution and delivery of this Agreement, the Purchaser was outside of the United States.

                           (iii) The Purchaser will not, during the period commencing on the date of issuance of the Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the "Restricted Period"), offer, sell, pledge or otherwise transfer the shares in the United States, or to a U.S. Person for the account or benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

                           (iv) The Purchaser will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption there from and, in accordance with all applicable state and foreign securities laws.

                           (v) The Purchaser has not in any jurisdiction, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

                           (vi) Neither the Purchaser nor or any person acting on its behalf has engaged, nor will engage, in any directed selling efforts to U.S. Citizens with respect to the Shares and the Purchaser and any person acting on its behalf have complied and will comply with the "offering restrictions" requirements of Regulation S under the Securities Act.

                           (vii) The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

                           (viii) Neither the Purchaser nor any person acting on its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares. The Purchaser agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

                           (ix) Each  certificate  representing the Shares shall
be endorsed with the following legends:


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                                    (A)  "THE   SHARES  ARE  BEING   OFFERED  TO
                  INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES
                  ACT"))  AND  WITHOUT   REGISTRATION  WITH  THE  UNITED  STATES
                  SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT."

                                    (B) "TRANSFER OF THESE SHARES IS PROHIBITED,
                  EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT."

                                    (C) Any other legend  required to be placed
                  thereon by applicable  federal or state  securities laws.

                           (x) The Purchaser consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Shares set forth in this Section 1.4.

         1.5 TERMINATION. Either Party may terminate the agreement at any time by providing a 10-business day written notification and sending it via registered post to the registered address of the counter-party. After the termination date, the Purchaser shall cease all further marketing efforts for the Shares and shall no longer provide the Company with any new order to purchase the Shares. In the event of termination by the Company, the following conditions would be applicable.

         A. Acceptance of the shares ordered at any time from receipt of the termination notice and up to the last day of the 10-business day notification period.

         B. All share orders during the termination period and prior to the termination period remain valid and enforceable for a further period of 6 months in order to effect the following discharge of responsibilities by the Parties:

              By the company

               a) cutting shares into individual names as specified by the
                  Purchaser for delivery as designated by the Purchaser,

               b) correction of any certificates  previously cut into individual
                  names  that  may  have  errors  in  spelling  or   quantities,
                  requiring amendment.


              By the Purchaser

               a) provision  of  lists  if individual  names of shareholders for cutting by the Company.

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               b) payment for shares  ordered  upon  delivery of the  individual share certificates to the party designated by the Purchaser, provided that said share certificates have been correctly cut.

               c) notification   of   corrections  to  share   certificates   in
                  individual names until such time the share certificates are delivered in a form which renders them eligible for payment against stock order per above.


ARTICLE  II.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants as follows:

         2.1. ORGANIZATION AND STANDING OF THE COMPANY. The Company is a duly organized and validly existing corporation in good standing under the laws of the State of California and has all requisite corporate power and authority for the ownership and operation of its properties and for the carrying on of its business as now conducted and as now proposed to be conducted and to execute and deliver this Agreement and other instruments, agreements and documents contemplated herein (together with this Agreement, the "Transaction Documents"), to issue, sell and deliver the Shares and to perform its other obligations pursuant hereto. The Company is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in all jurisdictions wherein the character of the property owned or leased or the nature of the activities conducted by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have a material adverse effect on the business, operations or financial condition of the Company.

         2.2. CORPORATE ACTION. The Transaction Documents have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms. The Shares have been duly authorized. The issuance, sale and delivery of the Shares have been duly authorized by all required corporate action on the part of the Company. The Shares, when issued and paid for in accordance with the Transaction Documents, will be validly issued, fully paid and non-assessable, with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company, except as expressly set forth in the Transaction Documents.

         2.3. GOVERNMENTAL APPROVALS. No authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution and delivery by the Company of this Agreement, for the offer, issue, sale, execution or delivery of the Shares, or for the performance by the Company of its obligations under the Transaction Documents except for any filings required by applicable securities laws.

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         2.4.  LITIGATION.  Except as set  forth on  Schedule  2.4,  there is no litigation or governmental proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company affecting any of its properties or assets, nor, to the best knowledge of the Company, has there occurred any event or does there exist any condition on the basis of which any litigation, proceeding or investigation might properly be instituted. The Company is not in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or other government agency, which such default might have a material adverse effect on the business, assets, liabilities, operations, Intellectual Property Rights, (as defined hereinafter) management or financial condition of the Company. There are no actions or proceedings pending or, to the Company's knowledge, threatened (or any basis therefore known to the Company) against the Company which might result, either in any case or in the aggregate, in any material adverse change in the business, operations, Intellectual Property Rights, affairs or financial condition of the Company or in any of its properties or assets, or which might call into question the validity of any of the Transaction Documents, any of the Shares, or any action taken or to be taken pursuant hereto or thereto.

         2.5. COMPLIANCE WITH OTHER INSTRUMENTS. The Company is in compliance in all respects with its Certificate of Incorporation and Bylaws, each as amended and/or restated to date, and in all respects with the material terms and provisions of all mortgages, indentures, leases, agreements and other instruments by which it is bound or to which it or any of its properties or assets are subject. The Company is in compliance in all material respects with all judgments, decrees, governmental orders, laws, statutes, rules or regulations by which it is bound or to which it or any of its properties or assets are subject. Neither the execution and delivery of the Transaction Documents nor the issuance of the Shares, nor the consummation or performance of any transaction contemplated hereby or thereby, has constituted or resulted in or will constitute or result in a default or violation of, create a conflict with, trigger any "change of control" or other right of any Person under, or require any consent, waiver, release or approval under or with respect to, any term or provision of any of the foregoing documents, instruments, judgments, agreements, decrees, orders, statutes, rules and regulations.

         2.6. TITLE TO ASSETS; INTELLECTUAL PROPERTY RIGHTS. (a) The Company has good and marketable title in fee to such of its fixed assets as are real property, and good and merchantable title to all of its other assets, now carried on its books, free of any mortgages, pledges, charges, liens, security interests or other encumbrances. The Company enjoys peaceful and undisturbed possession under all leases under which it is operating, and all said leases are valid and subsisting and in full force and effect.

                  (b) The Company owns or has a valid right to use patents, patent applications, patent right, trade secrets, confidential business information, formula, processes, laboratory notebooks, algorithms, copyrights, mask works, claims of infringement against third parties, licenses, permits, license rights, contract rights with employees, consultants and third parties, trademarks, trademark rights, inventions and discoveries, and all other intellectual property, including, without limitation, all other such rights generally classified as intangible, intellectual property assets in accordance with GAAP (collectively the, "Intellectual Property Rights") being used to


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conduct its  business as now  operated  and as now proposed by the Company to be operated and to the best of the Company's knowledge, the conduct of its business as now operated and as now proposed to be operated does not and will not conflict with or infringe upon the Intellectual Property Rights of others. To the best of the Company's knowledge, no claim is pending or threatened against the Company and/or its officers, employees and consultants to the effect that any such Intellectual Property Right owned or licensed by the Company, or which the Company otherwise has the right to use, is invalid or unenforceable by the Company.

                  (c) The Company has taken all reasonable measures to protect and preserve the security, confidentiality and value of its Intellectual Property Rights, including its trade secrets and other confidential information. The Company is and will be the exclusive owner of all right, title and interest in its Intellectual Property Rights as purported to be owned by the Company, and such Intellectual Property Rights are valid and in full force and effect. The Company has not received notice of and, to the best of the Company's knowledge there are no claims that the Company's Intellectual Property Rights or the use or ownership thereof by the Company infringes, violates or conflicts with any such right of any third party.

         2.7. TAXES. Except as set forth on Schedule 2.7, the Company has accurately prepared and timely filed all federal, state and other tax returns required by law to be filed by it, has paid or made provision for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been made and are reflected in the Company's financial statements for all current taxes and other charges to which the Company is subject and which are not currently due and payable.

         2.8. DISCLOSURE. There is no fact within the knowledge of the Company or any of its executive officers which has not been disclosed herein or in writing by them to the Purchaser and which materially adversely affects, or in the future in their opinion may, insofar as they can now foresee, materially adversely affect the business, operations, properties, Intellectual Property Rights, assets or condition, financial or other, of the Company. Without limiting the foregoing, the Company has no knowledge that there exists, or there is pending or planned, any patent, invention, device, application or principle or any statute, rule, law, regulation, standard or code which would materially adversely affect the business, operations, Intellectual Property Rights, affairs or financial condition of the Company.

         2.9. BROKERS OR FINDERS. No Person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Purchaser for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company or its respective agents.

      2.10. CAPITALIZATION; STATUS OF CAPITAL STOCK. As of the date hereof, the Company had a total authorized capitalization consisting of 750,000,000 shares of Common Stock, .001 par value. As of November 19, 2001, 12,092,000 shares of Common Stock were issued and outstanding. All the outstanding shares of capital stock of the Company have been duly authorized, and are validly issued, fully paid and non-assessable. None of the Company's outstanding securities or


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

authorized capital stock or the Shares is subject to any rights of redemption, repurchase, rights of first refusal, preemptive rights or other similar rights, whether contractual, statutory or otherwise, for the benefit of the Company, any stockholder, or any other Person. There are no restrictions on the transfer of shares of capital stock of the Company other than those imposed by relevant federal and state securities laws and as otherwise contemplated by this Agreement. There are no agreements, understandings, trusts or other collaborative arrangements or understandings concerning the voting or transfer of the capital stock of the Company to which the Company is a party. The Company does not have outstanding, and has no obligation to grant or issue, any "phantom stock" or other right measured by the profits, revenues or results of operations of the Company or any portion thereof; or any similar rights.

         2.11. SEC REPORTS. TO BE INSERTED BY ITEC The Company has furnished the Purchaser with true and complete copies of its reports on Form S-8 filed September 17, 2001; Form NT 10-Q on November 15, 2001; and Form 10-QSB for the quarter ending September 30, 2001 on November 20, 2001 (the "Current Reports") which constitute the only documents that the Company was required to file with the SEC since November 20th, 2001. As of their respective filing dates, the Current Reports and all other filings made by the Company under the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act")(collectively, the "SEC Reports"), complied with the requirements of the Act or the 1934 Act, as the case may be, and none of such filings contained any untrue statement of a material fact or omitted to state any material fact required to be stated
therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         2.12. BOOKS AND RECORDS. The books of account, ledgers, order books, records and documents of the Company accurately and completely reflect all material information relating to the business of the Company, the location and collection of its assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company.

         2.13. REFUSAL OF REGISTRATION. The parties hereby acknowledge and agree that the Company shall be required, as a term of this contract, to refuse to register any transfer of the shares not made in accordance with the provisions of Regulation S, or pursuant to Registration, or another exemption from registration under the Securities Act.

         2.14. REGISTRATION RIGHTS. Purchaser, and its successors and assigns, shall have the right, in the event that the Company files a Registration Statement under the Securities Act of 1933 at any time, in which one year after the Call Date on each tranche of shares purchased, to have part or all of the shares of the Company in such tranche(s) included in said Registration Statement and registered under the Securities Act of 1933 (provided the form of Registration Statement permits such inclusion under SEC rules).


The Company shall pay all costs of the registration of such shares.

The Company shall give the Purchaser, its successors and assigns, at least 30 days' written notice prior to filing such Registration Statement of Company's intent to so file the Registration Statement, and Purchaser, its successors and assigns, shall give written notice of intent to exercise such rights hereby


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

granted, and the number of shares to be registered, within 15 days after receipt of the Company's written notice. Otherwise, in the event that the company does not file a Registration Statement upon or subsequent to one year of the Call Date of the first (or any subsequent) tranche of shares, then the Purchaser, and its successors and assigns, shall have the right to request Registration of any tranche(s) of shares at any time after the one year restricted period from the Call Date has elapsed.

The company agrees to undertake the registration of the shares in a full Registration Statement as defined under the Securities Act of 1933 (provided the form of Registration Statement permits such inclusion under SEC rules), as requested by the Purchaser, its successors or assigns.


ARTICLE  III.

MISCELLANEOUS

         3.1. NO WAIVER; CUMULATIVE REMEDIES. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         3.2. AMENDMENTS; WAIVERS AND CONSENTS. Any provision in the Agreement to the contrary notwithstanding, and except as hereinafter provided, changes in, termination or amendments of or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if either Party shall obtain consent thereto in writing from the other Party. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         3.3. ADDRESSES FOR NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to Company and/or to Purchaser at the addresses for each set forth above. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

         3.4. COSTS; EXPENSES AND TAXES. Upon execution of this Agreement and with each delivery of the Purchase Price as set forth in 1.3, the Company shall pay no monies in the aggregate, to cover fees and disbursements of counsel to the Purchaser incurred in connection with the negotiation, drafting and completion of the Transaction Documents and all related matters. The Company shall pay any and all stamp, or other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the issuance of any securities and the other instruments and documents to be delivered hereunder or thereunder, and agrees to save the Purchaser harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

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

         3.5. EFFECTIVENESS; BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Company, the Purchaser and the respective successors and assigns.

         3.6. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Transaction Documents, the Shares, or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof.

         3.7. PRIOR AGREEMENTS. The Transaction Documents executed and delivered in connection herewith constitute the entire agreement between the parties with respect to the subject matter set forth herein and supersede any prior understandings or agreements concerning the subject matter hereof.

         3.8. SEVERABILITY. The provisions of the Transaction Documents are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained therein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of such Transaction Document and the terms of the Shares shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

         3.9. GOVERNING LAW; VENUE. (a)This Agreement shall be enforced, governed and construed in accordance with the laws of New York without giving effect to choice of laws principles or conflict of laws provisions. Any suit, action or proceeding pertaining to this Agreement or any transaction relating hereto shall be brought to the courts of New York in New York, United States of America, and the undersigned hereby irrevocably consents and submits to the jurisdiction of such courts for the purpose of any such suit, action, or proceeding. Purchaser acknowledges and agrees that venue hereunder shall lie exclusively in New York, United States of America.

         (b) Purchaser hereby waives, and agrees not to assert against the Company, or any successor assignee thereof, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, (i) any claim that the Purchaser is not personally subject to the jurisdiction of the above-named courts, and (ii) to the extent permitted by applicable law, any claim that such suit, action or proceeding is brought in an inconvenient forum or that the venue of any such suit, action or proceeding is improper or that this Agreement may not be enforced in or by such courts.

         3.10. HEADINGS. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         3.11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

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

         3.12. FURTHER ASSURANCES. From and after the date of this Agreement, upon the request of the Purchaser or the Company, the Company and the Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of the Transaction Documents and the Shares.


         IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be executed as of the date first above written.

                             BEECHPORT CAPITAL, INC.




                              By:
                                    ----------------------------------
                                    Name:           Gary De Laurentiis

                                    Title:          CEO/President
                                                    Beechport Capital





                               By:
                                    ----------------------------------
                                    Name:

                                    Title:

                                    STARZ INVESTMENTS LTD
                                    60 MARKET SQUARE
                                    PO BOX 364
                                    BELIZE CITY, BELIZE








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